EXHIBIT  99.1  -  Certification  of  Chief Executive Officer and Chief Financial
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Officer  of  Taurus Entertainment Companies, Inc. pursuant to Section 906 of the
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Sarbanes-Oxley  Act  of  2002  and  Section  1350  of  18  U.S.C.  63.
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I, Eric Langan, the Chief Executive Officer and Chief Financial Officer of
Taurus Entertainment Companies, Inc., hereby certify that Taurus Entertainment Companies, Inc.'s periodic report on Form 10-QSB for the period ending March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of the operations of Taurus Entertainment Companies, Inc.



                                       TAURUS ENTERTAINMENT COMPANIES, INC.



Date: May 13, 2003                     By: /s/ Eric S. Langan
                                           -------------------------------------
                                           Eric S. Langan
                                           Chief Executive Officer and
                                           Chief Financial Officer


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